EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Time Warner Cable Inc., a Delaware corporation (the “Company”), for the quarter ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:
1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 28, 2011	/s/ Glenn A. Britt
Glenn A. Britt Chief Executive Officer (Principal Executive Officer) Time Warner Cable Inc.

Date: July 28, 2011	/s/ Robert D. Marcus
Robert D. Marcus
President and Chief Operating Officer (Principal Financial Officer) Time Warner Cable Inc.